UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-08216

PIMCO Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: January 31, 2015

Date of reporting period: April 30, 2014

Item 1. Schedule of Investments

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

April 30, 2014 (unaudited)

Principal Amount (000s)		Value*

U.S. GOVERNMENT AGENCY SECURITIES—120.6%
	Fannie Mae,
$199	2.065%, 12/1/30, MBS (k)	$203,213
2	2.20%, 4/1/30, MBS (k)	1,758
12	2.25%, 9/1/28, MBS (k)	13,138
89	2.40%, 3/1/32, MBS (k)	89,408
8	2.415%, 2/1/32, MBS (k)	8,316
53	2.445%, 12/1/28, MBS (k)	56,544
60	2.45%, 11/1/27, MBS (k)	64,527
8,413	2.50%, 12/25/27, CMO, IO	904,706
71	2.625%, 3/1/31, MBS (k)	76,108
3	2.722%, 12/1/25, MBS (k)	3,335
169,000	3.00%, MBS, TBA, 30 Year (e)	164,669,375
10,000	3.50%, MBS, TBA, 30 Year (e)	10,117,578
59,000	4.00%, MBS, TBA, 30 Year (e)	61,830,153
495	4.25%, 11/25/24 - 3/25/33, CMO	534,520
1,427	4.50%, 9/1/23 - 8/1/41, MBS (i)	1,534,662
4,066	4.50%, 7/25/40, CMO (i)	4,305,206
4	5.00%, 12/1/18, MBS	4,665
24,497	5.00%, 1/25/38, CMO (i)	26,437,780
514	5.00%, 7/25/38, CMO	565,235
936	5.50%, 12/25/16 - 12/25/34, CMO	1,044,572
12,380	5.50%, 11/25/32 - 4/25/35, CMO (i)	13,556,157
65	5.75%, 6/25/33, CMO	71,560
2,500	5.807%, 8/25/43, CMO (i)	2,812,291
54	5.942%, 12/25/42, CMO (k)	61,614
608	6.00%, 2/25/17 - 9/25/31, CMO	670,339
236	6.00%, 12/1/32 - 2/1/33, MBS	265,391
18,307	6.00%, 12/1/32 - 6/1/40, MBS (i)	20,524,709
2,684	6.00%, 1/25/44, CMO (i)	3,028,580
30	6.394%, 10/25/42, CMO (k)	33,638
3,443	6.50%, 10/1/18 - 11/1/47, MBS	3,852,963
2,410	6.50%, 6/25/23 - 6/25/44, CMO	2,753,879
3,657	6.50%, 7/1/29 - 7/1/39, MBS (i)	4,135,590
5,513	6.50%, 3/25/32 - 9/25/42, CMO (i)	6,221,993
910	6.616%, 2/25/42, CMO (k)	1,063,032
30	6.85%, 12/18/27, CMO	33,910
2,487	7.00%, 3/1/16 - 1/1/47, MBS	2,752,616
3,019	7.00%, 7/1/21 - 5/1/30, MBS (i)	3,404,779
968	7.00%, 6/18/27 - 2/25/44, CMO	1,101,597
1,014	7.00%, 9/25/41, CMO (i)(k)	1,164,599
1,420	7.00%, 3/25/45, CMO (i)	1,658,571
731	7.062%, 10/25/42, CMO (k)	841,339
319	7.50%, 6/1/17 - 5/1/22, MBS (i)	345,712
184	7.50%, 12/1/17 - 5/1/32, MBS	195,935
1,321	7.50%, 10/25/22 - 3/25/44, CMO	1,541,666
154	7.50%, 6/19/30, CMO (k)	180,829
1,522	7.50%, 6/25/44, CMO (i)	1,774,798
41	7.70%, 3/25/23, CMO	47,025
1,238	7.887%, 7/19/30, CMO (i)(k)	1,374,191

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value*

137	8.00%, 9/25/21, CMO	160,507
241	8.00%, 1/1/22 - 1/1/35, MBS	271,432
450	8.00%, 9/1/24 - 10/1/31, MBS (i)	507,611
12	8.50%, 4/1/16, MBS	12,474
1,448	8.50%, 9/25/21 - 6/25/30, CMO	1,658,152
341	9.401%, 5/15/21, MBS (i)	385,448
112	9.976%, 7/15/27, MBS (i)	120,354
	Freddie Mac,
8	2.262%, 12/1/26, MBS (k)	7,914
40	2.374%, 9/1/31, MBS (k)	40,244
4	2.401%, 4/1/33, MBS (k)	4,602
3,000	4.00%, MBS, TBA, 30 Year (e)	3,138,867
20	5.00%, 2/15/24, CMO	21,149
5,920	5.50%, 4/1/39, MBS (i)	6,599,895
6,000	5.50%, 6/15/41, CMO (i)	6,594,642
1,677	6.00%, 9/15/16 - 3/15/35, CMO	1,825,791
195	6.00%, 4/1/17, MBS (i)	205,269
612	6.00%, 4/1/17 - 2/1/34, MBS	668,081
4,888	6.00%, 2/15/32, CMO (i)	5,387,328
1,129	6.50%, 11/1/16 - 9/1/47, MBS	1,228,479
2,903	6.50%, 9/15/23 - 10/25/43, CMO	3,244,800
12,240	6.50%, 10/15/23 - 3/25/44, CMO (i)	13,683,359
80	6.50%, 9/25/43, CMO (k)	90,949
761	6.548%, 7/25/32, CMO (k)	879,688
181	6.795%, 7/25/32, CMO (k)	207,792
646	6.90%, 9/15/23, CMO	727,028
310	6.95%, 7/15/21, CMO	352,221
2,330	7.00%, 9/1/14 - 1/1/37, MBS	2,559,714
755	7.00%, 9/1/21 - 1/1/36, MBS (i)	855,901
3,575	7.00%, 5/15/23 - 10/25/43, CMO	4,105,180
4,252	7.00%, 3/15/29, CMO (i)	4,901,915
673	7.50%, 1/1/16 - 3/1/37, MBS	731,247
1,064	7.50%, 5/15/24 - 2/25/42, CMO	1,216,158
3,089	7.50%, 8/1/24 - 5/1/32, MBS (i)	3,568,606
140	8.00%, 8/15/22 - 4/15/30, CMO	163,715
57	8.00%, 7/1/24 - 8/1/24, MBS	60,835
342	8.00%, 12/1/26, MBS (i)	385,396
	Ginnie Mae,
21,694	4.00%, 10/15/40, MBS (i)	23,029,849
361	6.00%, 4/15/29 - 12/15/38, MBS	406,020
3,869	6.00%, 7/15/37 - 11/15/38, MBS (i)	4,375,722
159	6.50%, 11/20/24 - 10/20/38, MBS	169,493
951	6.50%, 4/15/32 - 5/15/32, MBS (i)	1,091,412
32	6.50%, 6/20/32, CMO	36,014
83	7.00%, 4/15/24 - 6/15/26, MBS	89,410
2,051	7.00%, 3/20/31, CMO (i)	2,378,521
717	7.50%, 1/15/17 - 3/15/29, MBS	767,379
621	7.50%, 9/15/26 - 1/15/29, MBS (i)	688,470
31	8.00%, 6/15/16 - 11/15/22, MBS	33,547
14	8.50%, 10/15/16 - 2/15/31, MBS	15,002
284	9.00%, 6/15/16 - 1/15/20, MBS	298,417

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value*

	Small Business Administration Participation Certificates, ABS,
310	4.625%, 2/1/25	329,058
144	4.754%, 8/10/14	144,980
62	5.038%, 3/10/15	64,265
933	5.51%, 11/1/27	1,035,410
92	5.78%, 8/1/27	103,127
82	5.82%, 7/1/27	92,680
101	6.30%, 6/1/18	106,709
13	7.20%, 6/1/17	13,913
6	7.70%, 7/1/16	6,603
	Vendee Mortgage Trust, CMO,
297	6.50%, 3/15/29	341,355
196	6.75%, 2/15/26 - 6/15/26	226,816
3,915	7.50%, 9/15/30	4,450,133

	Total U.S. Government Agency Securities (cost—$442,803,493)	454,801,150

CORPORATE BONDS & NOTES—44.9%
Airlines—1.4%
	United Air Lines Pass-Through Trust,
2,077	6.636%, 1/2/24	2,276,562
601	9.75%, 7/15/18 (i)	691,121
2,081	10.40%, 5/1/18 (i)	2,370,352

		5,338,035

Banking—18.7%
	Ally Financial, Inc.,
3,000	6.75%, 12/1/14	3,101,250
6,100	8.30%, 2/12/15	6,443,125
£1,300	Barclays Bank PLC, 14.00%, 6/15/19 (g)	3,009,782
	BPCE S.A. (g),
€50	9.00%, 3/17/15	73,391
300	9.25%, 4/22/15	442,426
$9,000	Citigroup, Inc., 5.00%, 9/15/14 (i)	9,145,350
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
€2,000	6.875%, 3/19/20	3,308,828
$4,166	11.00%, 6/30/19 (a)(d)(g)(i)	5,561,610
£800	Credit Agricole S.A., 8.125%, 10/26/19 (g)	1,529,690
$7,700	Discover Bank, 7.00%, 4/15/20	9,222,128
£800	DnB NOR Bank ASA, 6.012%, 3/29/17 (g)	1,437,503
$5,000	ICICI Bank Ltd., 5.75%, 11/16/20 (a)(d)	5,368,215
€300	LBG Capital No. 1 PLC, 7.625%, 10/14/20	455,663
	LBG Capital No. 2 PLC,
£2,600	15.00%, 12/21/19	6,387,214
€200	15.00%, 12/21/19	424,391
$1,000	Morgan Stanley, 6.625%, 4/1/18 (i)	1,167,614
13,000	Regions Financial Corp., 7.75%, 11/10/14	13,489,229

		70,567,409

Capital Markets—2.1%
8,000	Blackstone CQP Holdco LP, 2.324%, 3/18/19 (a)(b)(d)(j) (acquisition cost—$8,000,000; purchased 3/18/14)	8,032,399

Coal—0.5%
2,100	Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (a)(d)	2,079,000

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value*

Diversified Financial Services—9.8%
1,800	C10 Capital SPV Ltd., 6.722%, 12/29/49	1,761,750
	Cantor Fitzgerald L.P. (a)(d),
3,000	6.375%, 6/26/15	3,127,500
1,200	7.875%, 10/15/19	1,275,000
	Ford Motor Credit Co. LLC (i),
1,000	6.625%, 8/15/17	1,157,428
10,000	8.70%, 10/1/14	10,338,950
£3,000	General Electric Capital Corp., 6.50%, 9/15/67 (converts to FRN on 9/15/17) (i)	5,570,958
$4,000	HSBC Finance Corp., 6.676%, 1/15/21 (i)	4,736,828
2,000	International Lease Finance Corp., 6.75%, 9/1/16 (a)(d)	2,235,000
1,417	Jefferies LoanCore LLC, 6.875%, 6/1/20 (a)(d)	1,434,712
	SLM Corp.,
1,000	8.00%, 3/25/20	1,158,750
2,500	8.45%, 6/15/18	2,956,250
	Springleaf Finance Corp.,
500	6.50%, 9/15/17	540,625
500	6.90%, 12/15/17	550,625

		36,844,376

Electric Utilities—1.2%
273	Ameren Energy Generating Co., 7.95%, 6/1/32	236,145
	Energy Future Intermediate Holding Co. LLC (a)(d),
1,975	6.875%, 8/15/17	2,068,812
2,000	10.25%, 12/1/20	2,127,500
115	Illinois Power Generating Co., 6.30%, 4/1/20	99,188

		4,531,645

Engineering & Construction—1.6%
2,000	Aeropuertos Dominicanos Siglo XXI S.A., 9.25%, 11/13/19 (a)(d)	1,772,500
4,156	Alion Science and Technology Corp., 12.00%, 11/1/14, PIK	4,158,864

		5,931,364

Healthcare-Services—0.6%
1,500	HCA, Inc., 9.00%, 12/15/14	1,571,250
500	MPH Acquisition Holdings LLC, 6.625%, 4/1/22 (a)(d)	518,750

		2,090,000

Household Products/Wares—0.4%
1,300	Armored Autogroup, Inc., 9.25%, 11/1/18	1,358,500

Insurance—3.1%
	American International Group, Inc.,
6,300	5.85%, 1/16/18 (i)	7,196,610
£819	6.765%, 11/15/17 (i)	1,587,993
$1,000	8.25%, 8/15/18 (i)	1,251,521
£850	8.625%, 5/22/68 (converts to FRN on 5/22/18)	1,701,429

		11,737,553

Lodging—0.3%
$1,400	Caesars Entertainment Operating Co., Inc., 8.50%, 2/15/20	1,214,500

Media—0.4%
400	Clear Channel Communications, Inc., 9.00%, 3/1/21	427,000
1,000	Spanish Broadcasting System, Inc., 12.50%, 4/15/17 (a)(d)	1,115,000

		1,542,000

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value*

Metal Fabricate/Hardware—0.3%
1,000	Wise Metals Group LLC, 8.75%, 12/15/18 (a)(d)	1,065,000

Oil & Gas—1.3%
240	Forbes Energy Services Ltd., 9.00%, 6/15/19	246,600
2,600	Gaz Capital S.A. for Gazprom, 8.625%, 4/28/34	2,860,000
500	Petrobras International Finance Co. — Pifco, 7.875%, 3/15/19	582,167
1,250	Ras Laffan Liquefied Natural Gas Co., Ltd. III, 6.332%, 9/30/27 (b)	1,408,039

		5,096,806

Paper & Forest Products—0.0%
50	Millar Western Forest Products Ltd., 8.50%, 4/1/21	54,000

Pipelines—0.4%
300	NGPL PipeCo LLC, 7.768%, 12/15/37 (a)(d)	282,000
1,200	Rockies Express Pipeline LLC, 6.875%, 4/15/40 (a)(d)	1,122,000

		1,404,000

Real Estate Investment Trust—2.3%
3,000	Columbia Property Trust Operating Partnership L.P., 5.875%, 4/1/18 (i)	3,156,081
4,500	SL Green Realty Corp., 7.75%, 3/15/20	5,358,344

		8,514,425

Retail—0.5%
£400	Aston Martin Capital Ltd., 9.25%, 7/15/18	731,077
$910	CVS Pass-Through Trust, 7.507%, 1/10/32 (a)(d)	1,128,598
£20	Enterprise Inns PLC, 6.875%, 5/9/25	34,612

		1,894,287

Transportation—0.0%
$120	Western Express, Inc., 12.50%, 4/15/15 (a)(d)	90,900

	Total Corporate Bonds & Notes (cost-$150,164,448)	169,386,199

MORTGAGE-BACKED SECURITIES—41.3%
	Adjustable Rate Mortgage Trust, CMO (k),
1,310	2.532%, 7/25/35	1,251,366
3,036	2.733%, 8/25/35	2,848,720
47	Banc of America Mortgage Trust, 2.725%, 2/25/35, CMO (k)	46,930
2,833	Banc of America Re-Remic Trust, 5.686%, 4/24/49, CMO (a)(d)(k)	3,067,215
	BCAP LLC Trust, CMO (a)(d)(k),
211	0.355%, 7/26/36	157,158
43	2.633%, 6/26/35	38,260
130	2.64%, 10/26/33	111,948
574	4.996%, 3/26/36	590,979
568	Bear Stearns ALT-A Trust, 2.71%, 8/25/36, CMO (k)	427,691
2,801	Bear Stearns Commercial Mortgage Securities Trust, 7.00%, 5/20/30, CMO (k)	3,097,843
€7,256	Celtic Residential Irish Mortgage Securitisation No. 9 PLC, 0.473%, 11/13/47, CMO (k)	9,331,369
£6,651	Celtic Residential Irish Mortgage Securitisation No. 11 PLC, 0.781%, 12/14/48, CMO (k)	10,271,389
$15	Citigroup Mortgage Loan Trust, Inc., 7.00%, 9/25/33, CMO	15,873
	Countrywide Alternative Loan Trust, CMO,
139	5.50%, 5/25/22	123,361
1,132	6.25%, 8/25/37	937,104
1,492	6.50%, 7/25/35	864,284
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
1,129	3.152%, 8/25/34 (k)	1,058,494
2,605	7.50%, 11/25/34 (a)(d)	2,750,893
409	7.50%, 6/25/35 (a)(d)	424,722

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value*

	Credit Suisse First Boston Mortgage Securities Corp., CMO,
256	1.304%, 3/25/34 (k)	230,941
968	7.00%, 2/25/34	1,048,537
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
1,773	0.325%, 10/15/21 (a)(d)(k)	1,767,351
2,306	5.695%, 9/15/40 (k)	2,547,920
1,830	6.50%, 3/25/36	1,380,721
6,770	Deutsche Mortgage Securities, Inc. Re-Remic Trust Certificates, 5.00%, 6/26/35, CMO (a)(d)(k)	6,549,332
€3,856	Emerald Mortgages No. 4 PLC, 0.35%, 7/15/48, CMO (k)	4,784,295
$283	GMACM Mortgage Loan Trust, 4.918%, 8/19/34, CMO (k)	269,528
1,627	GSAA Trust, 6.00%, 4/1/34, CMO	1,710,452
	GSMPS Mortgage Loan Trust, CMO (a)(d),
4,623	7.00%, 6/25/43	4,972,091
69	7.296%, 6/19/27 (k)	70,634
1,086	8.00%, 9/19/27 (k)	1,112,096
	GSR Mortgage Loan Trust, CMO,
1,008	0.484%, 12/25/34 (k)	911,205
445	0.494%, 12/25/34 (k)	427,108
2,818	5.021%, 11/25/35 (k)	2,795,738
3,422	5.50%, 11/25/35	3,275,149
496	6.50%, 1/25/34	528,912
	Harborview Mortgage Loan Trust, CMO (k),
2,430	0.526%, 10/19/33	2,311,062
2,075	5.075%, 6/19/36	1,482,894
4,000	JPMorgan Chase Commercial Mortgage Securities Trust, 5.648%, 3/18/51, CMO (a)(d)(k)	4,337,900
	JPMorgan Mortgage Trust, CMO,
4,656	2.66%, 10/25/36 (k)	4,099,529
132	5.50%, 8/25/22	130,885
984	5.50%, 6/25/37	921,212
282	Lehman Mortgage Trust, 5.00%, 8/25/21, CMO	275,676
3,115	Luminent Mortgage Trust, 0.324%, 12/25/36, CMO (k)	2,418,385
1,380	MASTR Adjustable Rate Mortgages Trust, 3.087%, 10/25/34, CMO (k)	1,247,075
	MASTR Alternative Loans Trust, CMO,
821	6.25%, 7/25/36	703,363
1,104	6.50%, 3/25/34	1,188,997
85	7.00%, 4/25/34	87,192
	MASTR Reperforming Loan Trust, CMO (a)(d),
6,089	7.00%, 5/25/35	5,782,170
3,185	7.50%, 7/25/35	3,215,719
2	Merrill Lynch Mortgage Investors Trust, 5.25%, 8/25/36, CMO (k)	1,659
—(f)	Morgan Stanley Dean Witter Capital I, Inc. Trust, 5.50%, 4/25/17, CMO	261
	Newgate Funding, CMO (k),
£4,200	1.52%, 12/15/50	6,843,135
€3,050	1.553%, 12/15/50	3,757,355
£3,450	1.77%, 12/15/50	5,242,479
€3,050	1.803%, 12/15/50	3,808,746
	Nomura Asset Acceptance Corp., CMO (a)(d),
$1,691	7.00%, 10/25/34	1,773,520
4,617	7.50%, 3/25/34	4,996,911
5,072	7.50%, 10/25/34	5,451,535
	Residential Accredit Loans, Inc., CMO,
2,811	0.334%, 6/25/46 (k)	1,253,866
3,242	6.00%, 8/25/35	2,892,476

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value*

	Residential Asset Mortgage Products, Inc., CMO,
3	6.50%, 4/25/34	2,819
126	7.00%, 8/25/16	126,687
833	8.50%, 10/25/31	946,370
1,322	8.50%, 11/25/31	1,375,950
423	Structured Adjustable Rate Mortgage Loan Trust, 2.502%, 3/25/34, CMO (k)	422,446
4,575	Structured Asset Mortgage Investments II Trust, 1.629%, 8/25/47, CMO (k)	4,045,307
4,134	Structured Asset Securities Corp. Mortgage Loan Trust, 7.50%, 10/25/36, CMO (a)(d)	3,856,684
1,786	UBS Commercial Mortgage Trust, 0.73%, 7/15/24, CMO (a)(d)(k)	1,777,988
575	WaMu Mortgage Pass-Through Certificates, 2.40%, 5/25/35, CMO (k)	558,044
	Washington Mutual MSC Mortgage Pass-Through Certificates Trust, CMO,
972	6.50%, 8/25/34	1,013,305
313	7.00%, 3/25/34	333,288
804	7.50%, 4/25/33	887,732
	Wells Fargo Mortgage-Backed Securities Trust, CMO (k),
695	2.614%, 6/25/35	705,763
1,566	2.616%, 4/25/36	1,506,784
86	2.624%, 4/25/36	83,690
2,014	5.629%, 10/25/36	1,971,664

	Total Mortgage-Backed Securities (cost—$130,594,131)	155,636,132

U.S. TREASURY OBLIGATIONS—27.8%
	U.S. Treasury Notes,
51,000	0.375%, 1/31/16	51,063,750
3,000	1.50%, 8/31/18 (h)	3,003,399
51,000	2.00%, 9/30/20	50,675,283

	Total U.S. Treasury Obligations (cost—$105,021,890)	104,742,432

ASSET-BACKED SECURITIES—2.6%
312	Access Financial Manufactured Housing Contract Trust, 7.65%, 5/15/21	245,679
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates (k),
764	3.679%, 11/25/32	99,759
49	5.779%, 2/25/33	1,064
997	Bear Stearns Asset-Backed Securities I Trust, 0.654%, 9/25/34 (k)	953,566
	Conseco Finance Securitizations Corp.,
1,905	7.96%, 5/1/31	1,541,608
290	7.97%, 5/1/32	203,814
	Conseco Financial Corp.,
203	6.53%, 2/1/31 (k)	204,733
461	7.05%, 1/15/27	473,454
1,128	Credit-Based Asset Servicing and Securitization LLC, 6.02%, 12/25/37 (a)(d)	1,208,248
2,978	Green Tree, 8.97%, 4/25/38 (a)(d)(k)	3,215,734
1,000	Greenpoint Manufactured Housing, 8.30%, 10/15/26 (k)	1,086,032
509	Morgan Stanley Capital I, Inc. Trust, 0.334%, 1/25/36 (k)	503,363
31	Oakwood Mortgage Investors, Inc., 0.385%, 6/15/32 (k)	27,301
25	Residential Asset Mortgage Products, Inc., 8.50%, 12/25/31	24,177

	Total Asset-Backed Securities (cost—$9,402,012)	9,788,532

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value*

SOVEREIGN DEBT OBLIGATIONS—0.4%
Costa Rica—0.1%
700	Republic of Costa Rica, 7.00%, 4/4/44 (a)(d)	698,250

Indonesia—0.2%
700	Indonesia Government International Bond, 6.75%, 1/15/44 (a)(d)	778,750

Ireland—0.1%
200	VEB Finance PLC for Vnesheconombank, 5.375%, 2/13/17 (a)(d)	198,500

	Total Sovereign Debt Obligations (cost—$1,591,165)	1,675,500

MUNICIPAL BONDS—0.4%
West Virginia—0.4%
1,775	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost—$1,671,919)	1,508,342

SENIOR LOANS—0.3%
Aerospace & Defense—0.1%
499	Sequa Corp., 5.25%, 6/19/17, Term B (a)(c)	490,259

Hotels/Gaming—0.1%
250	Stockbridge SBE Holdings LLC, 13.00%, 5/2/17, Term B (a)(b)(c)(j) (acquisition cost—$247,813; purchased 7/10/12)	276,250

Media—0.1%
400	Clear Channel Communications, Inc., 6.90%, 1/30/19, Term D (a)(c)	397,300

	Total Senior Loans (cost—$1,130,488)	1,163,809

Shares
COMMON STOCK—0.1%
Oil, Gas & Consumable Fuels—0.1%
3,881	SemGroup Corp., Class A (cost—$100,906)	247,918

Units
WARRANTS—0.0%
Engineering & Construction—0.0%
3,675	Alion Science and Technology Corp., strike price $0.01, expires 3/15/17 (a)(d)(m)	37

Oil, Gas & Consumable Fuels—0.0%
4,085	SemGroup Corp., strike price $25.00, expires 11/30/14 (m)	168,710

	Total Warrants (cost—$18,419)	168,747

Principal Amount (000s)
SHORT-TERM INVESTMENTS—1.9%
U.S. Treasury Obligations (h)(i)(l)—1.2%
$4,510	U.S. Treasury Bills, 0.048%-0.101%, 10/9/14-3/5/15 (cost—$4,508,707)	4,508,707

Repurchase Agreements—0.6%
2,216	State Street Bank and Trust Co., dated 4/30/14, 0.00%, due 5/1/14, proceeds $2,216,000; collateralized by Fannie Mae, 2.20%, due 10/17/22, valued at $2,261,002 including accrued interest (cost—$2,216,000)	2,216,000

U.S. Government Agency Securities—0.1%
200	Federal Home Loan Bank Discount Notes, 0.076%, 10/29/14 (l) (cost—$199,925)	199,925

	Total Short-Term Investments (cost—$6,924,632)	6,924,632

	Total Investments (cost—$849,423,503) (n)—240.3%	906,043,393

	Liabilities in excess of other assets—(140.3)%	(528,955,461)

	Net Assets—100.0%	$377,087,932

Notes to Schedule of Investments:

*	Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps and exchange traded futures are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $100,472,930, representing 26.6% of net assets.

(b)	Illiquid.

(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on April 30, 2014.

(d)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery. To be settled/delivered after April 30, 2014.

(f)	Principal amount less than $500.

(g)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(h)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(i)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(j)	Restricted. The aggregate acquisition cost of such securities is $8,247,813. The aggregate value is $8,308,649, representing 2.2% of net assets.

(k)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on April 30, 2014.

(l)	Rates reflect the effective yields at purchase date.

(m)	Non-income producing.

(n)	At April 30, 2014, the cost basis of portfolio securities for federal income tax purposes was $849,770,544. Gross unrealized appreciation was $60,387,802; gross unrealized depreciation was $4,114,953; and net unrealized appreciation was $56,272,849. The difference between book and tax cost was attributable to sale-buyback adjustments, differing treatment of bond amortization/accretion and wash sale loss deferrals.

(o)	Futures contracts outstanding at April 30, 2014:

Type		Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long:	2-Year U.S. Treasury Note Futures	138	$30,343	6/30/14	$6,266

(p)	Credit default swap agreements outstanding at April 30, 2014:

OTC sell protection swap agreements(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (3)	Credit Spread (2)	Termination Date	Payments Received	Value (4)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Bank of America:
Republic of Indonesia Government International Bond	$600	1.72%	6/20/19	1.00%	$(20,145)	$(20,164)	$19
Deutsche Bank:
Republic of Indonesia Government International Bond	1,200	1.72%	6/20/19	1.00%	(40,290)	(42,376)	2,086
JPMorgan Chase:
Republic of Indonesia Government International Bond	1,200	1.72%	6/20/19	1.00%	(40,290)	(40,165)	(125)

					$(100,725)	$(102,705)	$1,980

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

(2) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year/period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3) This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at April 30, 2014 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(q)	Interest rate swap agreements outstanding at April 30, 2014:

Centrally cleared swap agreements:

			Rate Type
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Unrealized Depreciation
Deutsche Bank (CME)	$144,000	6/18/24	3.00%	3-Month USD-LIBOR	$(2,522,167)	$(2,450,167)
Goldman Sachs (CME)	128,700	6/18/19	2.00%	3-Month USD-LIBOR	(985,952)	(1,101,782)

					$(3,508,119)	$(3,551,949)

(r)	Forward foreign currency contracts outstanding at April 30, 2014:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value April 30, 2014	Unrealized Appreciation (Depreciation)
Purchased:
4,050,000 British Pound settling 6/12/14	Barclays Bank	$6,771,916	$6,835,830	$63,914
295,000 British Pound settling 6/12/14	BNP Paribas	490,881	497,918	7,037
19,385,004 Euro settling 5/2/14	Bank of America	26,821,265	26,893,771	72,506
329,000 Euro settling 6/3/14	BNP Paribas	456,267	456,407	140
Sold:
111,893 British Pound settling 6/12/14	Bank of America	188,000	188,859	(859)
6,439,000 British Pound settling 6/12/14	Barclays Bank	10,759,837	10,868,125	(108,288)
1,173,064 British Pound settling 6/12/14	Citigroup	1,950,093	1,979,967	(29,874)
45,679 British Pound settling 6/12/14	Credit Suisse First Boston	76,000	77,100	(1,100)
251,805 British Pound settling 6/12/14	Deutsche Bank	421,349	425,011	(3,662)
18,951,836 British Pound settling 6/12/14	Goldman Sachs	31,748,998	31,988,029	(239,031)
22,922 British Pound settling 6/12/14	UBS	38,000	38,689	(689)
289,000 Euro settling 5/2/14	Bank of America	396,898	400,944	(4,046)
19,385,004 Euro settling 6/3/14	Bank of America	26,819,152	26,891,958	(72,806)
174,507 Euro settling 5/2/14	Goldman Sachs	241,000	242,102	(1,102)
109,824 Euro settling 5/2/14	JPMorgan Chase	151,000	152,365	(1,365)
18,811,672 Euro settling 5/2/14	Royal Bank of Scotland	25,915,506	26,098,361	(182,855)

				$(502,080)

(s)	At April 30, 2014, the Fund held $1,220,000 in cash as collateral for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(t)	Open reverse repurchase agreements at April 30, 2014:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.625%	2/26/14	8/26/14	$1,648,830	$1,647,000
Deutsche Bank	0.20	4/10/14	5/2/14	22,630,640	22,628,000
	0.20	4/10/14	5/12/14	2,427,283	2,427,000
	0.21	4/10/14	5/12/14	31,230,825	31,227,000
	0.26	4/7/14	5/6/14	4,590,796	4,590,000
	0.26	4/10/14	5/12/14	34,039,162	34,034,000
	0.26	4/14/14	5/16/14	32,566,998	32,563,000
	0.31	4/14/14	5/16/14	6,298,922	6,298,000
	0.31	4/14/14	5/19/14	7,358,077	7,357,000
	0.31	4/30/14	5/30/14	7,425,064	7,425,000
	0.50	2/14/14	5/15/14	13,085,798	13,072,000
	0.50	3/4/14	6/4/14	4,497,620	4,494,000
	0.55	2/14/14	5/15/14	729,846	729,000
	0.55	3/4/14	6/4/14	2,083,845	2,082,000
Goldman Sachs	0.18	4/7/14	5/5/14	171,021	171,000
	0.18	4/8/14	5/8/14	3,468,399	3,468,000
	0.18	4/10/14	5/12/14	7,038,739	7,038,000
	0.18	4/16/14	5/12/14	3,297,247	3,297,000
	0.18	4/30/14	6/9/14	170,000	170,000
Royal Bank of Canada	0.45	2/6/14	5/6/14	8,864,298	8,855,000
UBS	0.43	2/21/14	5/21/14	5,832,803	5,828,000
	0.70	4/15/14	7/15/14	1,548,653	1,548,181
	0.78	4/15/14	7/15/14	5,290,878	5,289,079

					$206,237,260

(u)	The weighted average daily balance of reverse repurchase agreements during the three months ended April 30, 2014 was $207,341,144, at a weighted average interest rate of 0.32%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at April 30, 2014 was $212,399,205.

At April 30, 2014, the Fund held U.S. Treasury Obligations valued at $1,663,344 as collateral for open reverse repurchase agreements. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

(v)	The weighted average borrowing for sale-buybacks during the three months ended April 30, 2014 was $140,506,312 at a weighted average interest rate of 0.07%.

Glossary:

ABS—Asset-Backed Securities

£—British Pound

CME—Chicago Mercantile Exchange

CMO—Collateralized Mortgage Obligation

€—Euro

FRN—Floating Rate Note

IO—Interest Only

LIBOR—London Inter-Bank Offered Rate

MBS—Mortgage-Backed Securities

OTC—Over-the-Counter

PIK—Payment-in-Kind

TBA—To Be Announced

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the three months ended April 30, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps traded over-the-counter (“OTC”) are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads and credit spreads. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at April 30, 2014 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes to Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 4/30/14
Investments in Securities — Assets
U.S. Government Agency Securities	$—	$454,801,150	$—	$454,801,150
Corporate Bonds & Notes:
Airlines	—	—	5,338,035	5,338,035
All Other	—	164,048,164	—	164,048,164
Mortgage-Backed Securities	—	155,636,132	—	155,636,132
U.S. Treasury Obligations	—	104,742,432	—	104,742,432
Asset-Backed Securities	—	9,788,532	—	9,788,532
Sovereign Debt Obligations	—	1,675,500	—	1,675,500
Municipal Bonds	—	1,508,342	—	1,508,342
Senior Loans:
Hotels/Gaming	—	—	276,250	276,250
All Other	—	887,559	—	887,559
Common Stock	247,918	—	—	247,918
Warrants:
Engineering & Construction	—	37	—	37
Oil, Gas & Consumable Fuels	168,710	—	—	168,710
Short-Term Investments	—	6,924,632	—	6,924,632

	416,628	900,012,480	5,614,285	906,043,393

Other Financial Instruments* — Assets
Credit Contracts	—	2,105	—	2,105
Foreign Exchange Contracts	—	143,597	—	143,597
Interest Rate Contracts	6,266	—	—	6,266

	6,266	145,702	—	151,968

Other Financial Instruments* — Liabilities
Credit Contracts	—	(125)	—	(125)
Foreign Exchange Contracts	—	(645,677)	—	(645,677)
Interest Rate Contracts	—	(3,551,949)	—	(3,551,949)

	—	(4,197,751)	—	(4,197,751)

Totals	$422,894	$895,960,431	$5,614,285	$901,997,610

At April 30, 2014, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the three months ended April 30, 2014, was as follows:

	Beginning Balance 1/31/14	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 4/30/14
Investments in Securities — Assets
Corporate Bonds & Notes:
Airlines	$5,298,976	$—	$—	$(1,882)	$—	$40,941	$—	$—	$5,338,035
Senior Loans:
Hotels/Gaming	273,750	—	—	111	—	2,389	—	—	276,250

Totals	$5,572,726	$—	$—	$(1,771)	$—	$43,330	$—	$—	$5,614,285

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at April 30, 2014:

	Ending Balance at 4/30/14	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities — Assets
Corporate Bonds & Notes	$5,338,035	Third Party Pricing Vendor	Single Broker Quote	$109.63-$115.00
Senior Loans	$276,250	Third Party Pricing Vendor	Single Broker Quote	$110.50

*	Other financial instruments are derivatives, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

The net change in unrealized appreciation/depreciation of Level 3 investments held at April 30, 2014 was $43,330.

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Strategic Income Fund, Inc.

By	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer

Date: June 23, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: June 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer

Date: June 23, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: June 23, 2014